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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    September 18, 1995
                                                  -----------------------



                        United States Filter Corporation
                        --------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                        1-10728                   33-0266015
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(State or other juris-               (Commission             (IRS Employer
diction of incorporation             File Number)            Identification No.)


      73-710 Fred Waring Drive, Suite 222, Palm Desert, California 92260
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     (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code  (619) 340-0098
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Item 5.   Other Events

     United States Filter Corporation issued a news release (the "News Release") on September 18, 1995, a copy of which is incorporated herein by reference, regarding completion of the sale of $140,000,000 of its 6% Convertible Subordinated Notes due 2005 (the "Notes") in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended. Attached as an exhibit to this report is a copy of the News Release.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits

               99.1  News release dated September 18, 1995.



                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UNITED STATES FILTER CORPORATION


                                   By:  /s/ Damian C. Georgino
                                        --------------------------
                                        Damian C. Georgino
                                        Vice President

Date:  October 6, 1995